BALANCED FUND
Investor: Institutional:	APBAX AIBLX

SUMMARY PROSPECTUS		December 31, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.cavanalhillfunds.com/FormsReports/Index.aspx#Prospectus. You can also get this information at no cost by calling 1-800-762-7085 or sending an e-mail request to info@cavanalhill.com. The Fund’s prospectus and Statement of Additional Information, both dated December 31, 2010, and most recent annual report, dated August 31, 2010, are incorporated by reference into this Summary Prospectus and may be obtained, without charge, at the website and by calling the phone number noted above.

Investment Objective
To seek capital appreciation and income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None.

Annual Fund Operating Expenses
	(expenses that you pay each year as a	Investor		Institutional
	percentage of the value of your investment).	Shares		Shares

	Management Fees	0.74%		0.74%
	Distribution/Service (12b-1) Fees	0.25%		—
	Other Expenses	0.40%		0.40%
	Shareholder Servicing Fees*	0.25%		0.25%
	Acquired Fund Fees and Expenses	0.06%		0.06%
	Total Annual Fund Operating Expenses	1.70%		1.45%
	Less Fee Waivers‡	-0.74%		-0.74%
	Total Annual Fund
	Operating Expenses After Fee Waiver	0.96%		0.71%

* Shareholder Servicing Fees are paid only to service providers that enter into a Shareholder Servicing Agreement with the Funds.

‡ Affiliates of the Adviser have contractually agreed to waive all Shareholder Servicing Fees for purchasers that purchase through such affiliates. The Adviser has contractually agreed to waive 0.39% of its Management Fees. The Administrator has contractually agreed to waive 0.10% of its Administrator Fees. Contractual waivers are in place for the period through December 31, 2011 and may only be terminated or modified with the approval of the Fund’s Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Year	5 Year	10 Year

Investor Shares	$98	$463	$853	$1,947
Institutional Shares	$73	$386	$722	$1,672
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategy
To pursue its objective, the Fund normally invests between 50% and 75% of its total assets in equity securities and at least 25% of its assets in fixed income securities that are rated within the three highest ratings categories assigned by a nationally recognized statistical ratings organization, or of comparable quality, at the time of purchase.

The equity portion of the Fund primarily consists of large capitalization, mid capitalization and small capitalization stocks. Large capitalization stocks include large U.S. companies with a market capitalization in excess of $7 billion. Mid capitalization stocks include U.S. companies with a market capitalization between $2 and $7 billion at the time of purchase. Small capitalization stocks include small U.S. companies having an average market capitalization below $2 billion at the time of purchase.

As its primary strategy, the portfolio management team of the Fund selects equity securities using a proprietary system that ranks stocks. Stocks are ranked using a large array of factors including but not limited to fundamental factors (i.e. valuation and growth) and technical factors (i.e. momentum, reversal and volatility) that have historically been linked to performance. Portfolio construction and risk management techniques are used to seek consistent, superior risk adjusted returns.

The portfolio management team of the Fund may augment its primary strategy by utilizing additional strategies involving exchange-traded funds.

The debt portion of the Fund primarily consists of bonds; notes, debentures and bills issued by U.S. corporations or the U.S. government, its agencies, or instrumentalities; mortgage-related securities; asset backed securities, collateralized mortgage obligations and municipal bonds.

The Fund seeks to maintain a dollar-weighted average portfolio maturity of three to twelve years for the debt portion of its portfolio. The Fund also invests in money market instruments. If the rating of a security is downgraded after purchase, the portfolio management team will determine whether it is in the best interests of the Fund’s shareholders to continue to hold the security.

The portion of the Fund’s assets invested in equity and debt securities will vary in accordance with economic conditions, the level of stock prices, interest rates, and the risk associated with each investment.

In addition to the securities described above, the Fund may invest in other equity and debt securities. For example, the Fund may invest in foreign securities, including emerging market securities.

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Principal Investment Risks
Loss of money is a risk of investing in the Fund. In addition, the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order):

•
Banking Risk — To the extent that the Fund invests in securities issued by U.S. Banks, foreign banks and U.S. branches of foreign banks, the Fund’s performance will be susceptible to the risks associated with the financial services sector.

•
Credit Risk — Credit risk is the possibility that the issuer of a debt instrument will fail to repay interest and principal in a timely manner or a counterparty may be unable to fulfill an obligation to repurchase securities from the Fund, reducing the Fund’s return.

•	Emerging Market Risk — The risk of investing in emerging market securities, primarily increased foreign (non - U.S.) investment risk.

•	Foreign Investment Risk — Higher transaction costs, delayed settlements, currency controls and adverse economic and political developments may affect foreign investments.

•
Interest Rate Risk — The value of the Fund’s investments may decline due to an increase in interest rates. In general, the longer a security’s maturity, the greater the interest rate risk. The Fund’s yield may decrease due to a decline in interest rates.

•
Issuer Specific — The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, earnings and sales trends, investor perceptions, financial leverage and reduced demand for the issuer’s goods or services.

•
Limited Number of Holdings — As a large percentage of a fund’s assets may be invested in a limited number of securities, each investment has a greater effect on a Fund’s overall performance and any change in the value of those securities could significantly affect the value of your investment in the fund.

•	Liquidity Risk — Certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market.

•	Management Risk — There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

•	Market Risk — The market value of a security may move up and down, sometimes rapidly and unpredictably.

•
Mortgage Market Risk — The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments.

•
Prepayment/Call Risk — There is a chance that the repayment of an asset backed or mortgage backed obligation will occur sooner than expected. Call risk is the possibility that, during periods of falling interest rates, a bond issuer will “call”— or repay — its bond before the bond’s maturity date.

•
Regulatory Risk — Change in laws or regulations may materially affect a security, business, sector or market. Regulatory risk also includes the risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans.

•	Small Cap Risk — Small cap companies may be more vulnerable to adverse business or economic developments.

•	Tax Risk — The issuer of securities may fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the use of investment practices that seek to minimize tax consequences may lead to investment decisions that do not maximize the returns on an after-tax basis. Economic developments or unforeseeable investor redemptions may also reduce returns without any corresponding increase in tax efficiency.

•	Valuation Risk — The risk associated with the assessment of appropriate pricing in a changing market where trading information may not be readily available.

•	Zero Coupon — The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes.

To the extent that the Fund makes investments with additional risks, those risks could increase volatility or reduce performance. The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and may increase the amount of taxes that you pay.

For more information about these risks, please refer to the section titled “Investment Practices and Risks” in the Fund’s prospectus. An investment in the Fund is not a deposit of BOKF, N.A., or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information
The bar chart and the performance table below illustrate some of the risks and return volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before or after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information may be obtained on the Fund’s website www.cavanalhillfunds.com or by calling 1-800-762-7085.

This bar chart shows changes in the Fund’s performance from year to year.* The returns for Institutional Shares will differ from the returns for Investor Shares (which are shown in the bar chart) because of differences in the expenses of each class.

*	The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/10 to 9/30/10 was 7.37%.

	Best quarter:	Worst quarter:

	2nd 2009	4th 2008

	12.13%	-14.85%

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This table compares the Fund’s average annual total returns for periods ended December 31, 2009 to those of the Russell 1000® Index and the Barclays Capital U.S. Aggregate Bond Index. Prior to January 1, 2006, a maximum sales charge of 5.00% was imposed. This sales charge is not reflected in the total return figures. Institutional Shares were not in existence before December 30, 2005. Performance information for periods before December 30, 2005 is based on the performance of the Investor Shares. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods before December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

Average Annual Total Returns
(Periods Ended 12/31/09)	1 Year	5 Years	10 Years

Investor Shares
Return Before Taxes	24.00%	2.52%	2.24%
Return After Taxes on Distributions*	23.17%	0.98%	1.10%
Return After Taxes on Distributions and Sale of Fund Shares*	15.77%	1.60%	1.41%
Institutional Shares
Return Before Taxes	24.27%	2.79%	2.38%
Russell 1000® Index[1] (reflects no deduction for expenses, fees or taxes)	28.43%	0.79%	-0.49%
Barclays Capital U.S. Aggregate Bond Index[1] (reflects no deduction for expenses, fees or taxes)	5.93%	4.97%	6.33%

* After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal marginal income and capital gains tax rates. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

[1] The Russell 1000® Index is presented to show how the Fund’s performance compares to an index of equity funds, while the Barclays Capital U.S. Aggregate Bond Index shows how the Fund’s performance compares to an index of bond funds.

Investment Adviser
Cavanal Hill® Investment Management, Inc. serves as the investment adviser for the Fund.

Portfolio Managers
J. Brian Henderson, CFA, is President of Cavanal Hill Investment Management, Inc. and has been a portfolio manager with the fixed income team since 1993.

Michael P. Maurer, CFA, is Vice President of Cavanal Hill Investment Management, Inc. and has been a fixed income fund manager since 2003.

S. Bob Rezaee is Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager and member of the Equity Management Team since 2006.

Purchase and Sale of Fund Shares
The following initial and additional purchase requirements apply*:

	Initial	Additional
	Purchase	Purchases

Bond and Equity Funds
Investor Shares	$1,000	$100
Institutional Shares	$100,000	$100
* A Fund may waive its minimum purchase requirements.

Shares may be purchased, sold (redeemed) or exchanged on any business day by:
• Sending a written request by mail to the Funds Custodian: BOKF, N.A., Attention: Cavanal Hill Funds, P.O. Box 182730, Columbus, Ohio 43218-2730

• Sending a written request by overnight mail to: Cavanal Hill Funds, c/o Citi Fund Services, Attn.: T.A. Operations, 3435 Stelzer Road, Columbus, Ohio 43219-3035

• Calling us at 1-800-762-7085 with instructions as to how you wish to complete the transaction (mail, wire, electronic transfer)

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Retirement accounts may be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CH-SPU-BF-1210
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